                                                                  EXHIBIT 23.03

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated August 6, 1996, relating to the financial statements of The McKinley Group, Inc., which do not appear in this Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
San Jose, California
February 28, 1997